Exhibit 99.1

CURIS TM

Curis, Inc. (NASDAQ: CRIS) Corporate Overview June 20, 2005

©2005 Curis Inc.

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements about Curis’ drug discovery and development programs. Such statements may contain the words “believes”, “expects”, “anticipates”, “plans”, “seeks”, “estimates” or similar expressions. These forward looking statements are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that may cause Curis’ actual results to be materially different from those indicated by such forward-looking statements. Actual results can be affected by a number of important factors including, among other things: adverse results in Curis’ and its strategic partners’ product development programs; and difficulties or delays in completing clinical trials and obtaining or maintaining required regulatory approvals for such development programs; Curis’ ability to obtain or maintain the patent and other proprietary intellectual property protection necessary for the development and commercialization of products based on its technologies; changes in or Curis’ inability to execute its realigned business strategy; the risk that Curis does not obtain the additional funding required to conduct research and development of its product candidates and execute on its business plan, including the capital required to fund its co-development option with Genentech; unplanned cash requirements and expenditures; risks relating to Curis’ ability to enter into and maintain important strategic partnerships, including its ability to maintain its current collaboration agreements with Ortho Biotech, Genentech, and Wyeth; the risk that competitors will discover and develop signaling pathway-based therapeutics or alternative competing therapeutics faster and more successfully than Curis and its collaborators are able to; and other risk factors identified in Curis’ most recent Annual Report on Form 10-K, Quarterly Report on 10-Q and any subsequent reports filed with the Securities and Exchange Commission. In addition, any forward-looking statements represent the Company’s views only as of today and should not be relied upon as representing its views as of any subsequent date. Curis disclaims any intention or obligation to update any of the forward-looking statements after the date of this presentation whether as a result of new information, future events or otherwise.

©2005 Curis Inc.

Presentation Outline

Business Model

Technology Overview

Collaborations and Product Candidates

Patents/Financials

©2005 Curis Inc.

Curis Business Strategy

Collaboration strategy improves probability of success

Portfolio approach results in product diversity (i.e., technology platform, compound type, and target indication)

Payments from collaborators lessen future dependence on capital markets

• Cash milestones under top four deals total $650 million

Diverse collaboration structures allow for calculated risk assumption and retained technology rights

• Curis is co-developing a skin cancer product with Genentech

Research capabilities ensures pipeline of new drug development candidates

©2005 Curis Inc.

Curis Business Strategy

Collaboration strategy improves probability of success

Portfolio approach results in product diversity (i.e., technology platform, compound type, and target indication)

Payments from collaborators lessen future dependence on capital markets

• Cash milestones under top four deals total $650 million

Diverse collaboration structures allow for calculated risk assumption

Curis is co-developing a skin cancer product with Genentech

Research capabilities ensures pipeline of new drug development candidates

©2005 Curis Inc.

Curis Collaborative / Licensed Programs

Collaborator	Technology	Compound	Primary Indication
Genentech / Curis	Hh pathway	Small molecule antagonist	Basal cell carcinoma (topical formulation)
Genentech	Hh pathway	Sm. mol. Antag. and antibodies	Other solid tumors (systemic formulation)
Wyeth	Hh pathway	Small molecule agonist	Stroke and other neurological disorders
Ortho Biotech	BMP pathway	Protein agonist	Chronic kidney disease and related disorders
Genentech	Undisclosed pathway	Small molecule antagonist	Not disclosed
Genentech	Undisclosed pathway	Small molecule agonist	Not disclosed

6
©2005 Curis Inc.

Curis Business Strategy

CURIS TM

Collaboration strategy improves probability of success

Portfolio approach results in product diversity (i.e., technology platform, compound type, and target indication)

Payments from collaborators lessen future dependence on capital markets

• Cash milestones under top four deals total $650 million

Diverse collaboration structures allow for calculated risk assumption

• Curis is co-developing a skin cancer product with Genentech

Research capabilities ensures pipeline of new drug development candidates

©2005 Curis Inc.

Curis Proprietary Programs

CURIS TM

Curis Program Technology Compound Primary Indication

CURIS Hh pathway Small molecule Hair growth

agonist (topical delivery)

CURIS Hh pathway Nucleic Acid Cardiovascular

(local delivery)

CURIS Discovery Small Spinal Muscular

Screening molecule Atrophy1

CURIS Discovery Small Not disclosed

Screening molecules

1 Supported by a $5.4 million grant from the Spinal Muscular Atrophy Foundation. Any compounds derived from SMA program are owned by Curis.

©2005 Curis Inc.

Presentation Outline

CURIS TM

Business Model

Technology Overview

Collaborations and Product Candidates

Patents/Financials/Summary

©2005 Curis Inc.

Stem Cells are Regulated by Signaling Pathways to Build the Body’s Tissues and Organ Systems

Stem Progenitor Specialized Cells Cells Cells

Signaling Pathways

©2005 Curis Inc.

Mutations in Stem Cells can Lead to Proliferation of Cancer Cells

Stem Cells

Unregulated Signaling Pathways

CANCER

©2005 Curis Inc.

Pathway Antagonists can Block Cancer Growth

Stem Cells

Signaling Pathway Antagonist

Unregulated Signaling Pathways

CANCER

©2005 Curis Inc.

Presentation Outline

Business Model

Technology Overview

Collaborations and Product Candidates

Patents/Financials/Summary

©2005 Curis Inc.

Hedgehog Pathway Antagonist Program

Basal Cell Carcinoma and other Solid Tumor Cancers

Collaboration with Genentech

©2005 Curis Inc.

Genentech Hh Antagonist Collaboration

Established: June 2003

Deal structure: $8.5 million up-front payment, development milestones, product royalties, minimum two years R&D support, BCC co-development option in U.S.

Primary indications: Topical treatment for basal cell carcinoma (co-development program with Curis) and systemic treatment of other solid tumors

©2005 Curis Inc.

Genentech Hedgehog Antagonist Collaboration: Recent Progress

Genentech doubles the number of Curis personnel on Hedgehog antagonist program from 8 to 16

Curis personnel are supporting systemic solid tumor program

Genentech extends research funding under the Hedgehog antagonist program from June 2005 to at least December 2005

Curis exercises co-development option with Genentech for an equal share of U.S. costs and profits for a basal cell carcinoma product candidate

IND for basal cell carcinoma product candidate is filed and approved by FDA

First patients treated in Phase I clinical trial

©2005 Curis Inc.

Hedgehog Antagonists can Eliminate Basal Cell Carcinoma

Basal Cell Carcinoma Model

Untreated skin cancer model

treated w/ topical small molecule Hh antagonist

from Williams et al, 2003

©2005 Curis Inc.

Basal Cell Carcinoma (BCC) Genentech Curis Co-Development

Co-development: Profit sharing structure commensurate with cost-sharing contributions; equal participation option exercised February 2005

BCC Phase I initiation: April 2005

Disease incidence: 800,000 to 1 million cases annually in the U.S.*

Marketing advantage: Non-surgical treatment for skin cancer that occurs primarily on face and hands

* American Cancer Society; Skin Cancer Foundation

©2005 Curis Inc.

BCC – Hh Antagonist Pilot Human Clinical Study

Study goal: To assess the potential of a Hedgehog (Hh) pathway antagonist as a treatment for basal cell carcinoma (BCC)

Hh antagonist: Cyclopamine

Study design: Four patients with established BCCs, who were scheduled for excision surgery, treated topically with cream containing cyclopamine or placebo (4X/d, 3-6 days)

Literature citation: Eur. J. Dermatol. 2004 14(2):96-102 from Ta and Avci, 2004

©2005 Curis Inc.

BCC – Hh Antagonist Pilot Human Clinical Study

Placebo Treated Day 2

Untreated Tumor Cyclopamine Treated Day 2 from Ta and Avci, 2004

©2005 Curis Inc.

BCC – Hh Antagonist Pilot Human Clinical Study

Study results: All cyclopamine-treated tumors regressed rapidly

Histological analysis showed inhibition of tumor cell proliferation and induction of tumor cell apoptosis

No adverse effects were noted on normal skin tissue

Results suggest that transient inhibition of Hedgehog pathway provides potential treatment modality for BCC from Ta and Avci, 2004

©2005 Curis Inc.

Other Cancers Associated with Abnormal Expression of Hedgehog

Medulloblastoma1 Small Cell Lung Cancer 2 Pancreatic Carcinoma 3,4 Stomach Cancer 4 Esophageal Cancer 4 Colorectal Cancer 5 Prostate Cancer 6,7,8 Breast Cancer 9

1 Romer et al, 2004, 2 Watkins et al, 2003, 3 Thayer et al, 2003,

4 Berman et al, 2003, 5 Qualtrough et al 2004, 6 Fan et al, 2004,

7 Karhadkar et al, 2004, 8 Sanchez et al, 2004, 9Kubo et al, 2004

©2005 Curis Inc.

Abnormal Hedgehog Expression Supports Growth of Certain Cancers

Certain Cancers

Hedgehog Protein

Adjacent Stromal Cells

Angiogenesis Factors Growth Factors

VEGF Ang-1 Ang-2

IGF-I BDNF NGF

©2005 Curis Inc.

Curis Antagonist Technologies Block the Hedgehog Pathway

Certain Cancers

Small Molecules

Hedgehog Protein

Antibodies

Adjacent Stromal Cells

Angiogenesis Factors Growth Factors

VEGF Ang-1 Ang-2

IGF-I BDNF NGF

©2005 Curis Inc.

Genentech Hedgehog Antagonist Collaboration: Anticipated Milestones

Data from BCC Curis projects first half

Phase I trial of 2006

Selection of lead drug Curis estimates 2005

development candidate

for other solid tumors

First IND filing Curis estimates 2006

for other solid tumors (cash milestone payment)

©2005 Curis Inc.

Hedgehog Pathway Agonist Program

Neurological and other Disorders

Collaboration with

©2005 Curis Inc. ©2003

Wyeth Hedgehog Agonist Collaboration

Established: January 2004

Deal structure: $3 million up-front payment,

development milestones of

up to $170 million, product

royalties, minimum two

years R&D support (1)

Primary indications: Stroke and other

neurological disorders

(1) – Development milestone total is based on the successful development and regulatory approval of two products.

©2005 Curis Inc.

Hedgehog Pathway is Activated in Response to Nerve Injury

Relative Level of Hedgehog mRNA

BLUE staining denotes presence of Hedgehog

600 400 200 0

Day 0

Day 1

0 1 3 7 13

Time After Injury (days)

Source: internal Curis research

©2005 Curis Inc.

Small Molecule Hedgehog Agonist Reduces Infarct Size in Stroke Model

Stroke Neuroprotection Model

Infarct Area

Vehicle Hedgehog Agonist

Source: internal Curis research

©2005 Curis Inc.

Wyeth Hedgehog Agonist Collaboration: Anticipated Milestones—Market

Estimated IND filing: Curis estimates late 2006

(cash milestone payment)

Disease incidence: Approximately 700,000 patients suffer a stroke each year in U.S.1

Marketing advantage: Presently no effective therapies for treating stroke

1 American Heart Association, Heart Disease and Stroke Statistics – 2005 Update

©2005 Curis Inc.

BMP Pathway Program

Kidney Disease and Associated Disorders

Licensed to a subsidiary of

©2005 Curis Inc.

Ortho Biotech (J&J) BMP License

Established: November 2002

Transitioned to Centocor in 2005

Deal structure: $3.5 million up-front payment, development milestones including $30 million on NDA approval, product royalties

Primary indications: Chronic kidney disease and disorders associated with end stage kidney disease

©2005 Curis Inc.

The BMP-7 Pathway Promotes Kidney Function and Prevents Kidney Disease Related Disorders

BMP-7 maintains kidney structure and function

BMP-7 promotes skeletal mineralization

BMP-7 prevents vascular calcification

©2005 Curis Inc.

BMP-7 Prevents Development of Metabolic Bone Disease and Vascular Calcification

Chronic Kidney Disease Model

Bone Formation Rate

[GRAPHIC]

*p<0.05 vs normal

**p<0.05 vs disease

Normal Disease Disease Untreated + BMP-7

Vascular Calcification

7 6 5 4 3 2 1 0

***p<0.01

Disease Disease + Untreated BMP-7

Source: Lund et al, 2004 and Davies et al, 2003

©2005 Curis Inc.

Ortho Biotech (J&J) BMP License: Anticipated Milestone - Market

Estimated IND filing: 2007 - 2008 1

Disease incidence: Approximately 423,000 patients have end-stage renal disease in U.S.2

Marketing advantage: Presently no effective therapies for treating renal disease and associated complications

1 BMP development recently transferred to Centocor (a separate division of Johnson & Johnson) to address issues relating to protein manufacturing.

2 U.S. Renal Data System, 2004 Annual Report

©2005 Curis Inc.

Undisclosed Pathway Antagonist/Agonist Program

Collaboration with

©2005 Curis Inc.

Genentech Undisclosed Pathway Antagonist/Agonist Program

Established: April 2005

Deal structure: $3 million up-front payment, development milestones of up to $140 million, product royalties, minimum two years R&D support ($6M) (1)

Primary indications: Antagonist: not disclosed

Agonist: not disclosed

(1) – Development milestone total is based on the successful development and regulatory approval of two products in each of the agonist and antagonist 37 programs. ©2005 Curis Inc.

©2005 Curis Inc.

Curis Proprietary Programs

Curis Program Technology Compound Primary Indication

Hh pathway Small molecule Hair growth agonist (topical delivery)

Hh pathway Nucleic Acid Cardiovascular (local delivery)

Discovery Small Spinal Muscular Screening molecule Atrophy1

Discovery Small Not disclosed Screening molecules

1 Supported by a $5.4 million grant from the Spinal Muscular Atrophy Foundation. Any compounds derived 38 from SMA program are owned by Curis. ©2005 Curis Inc.

©2005 Curis Inc.

Hair Growth Regulation

(Hedgehog Agonist Technologies)

Development by

©2004 Curis Inc.

Hedgehog Pathway Regulates Initiation and Maintenance of Hair Growth

Hair Growth Model

Day 4 Day 4 Day 7

Stimulated Hair Follicles

Replicating Hair Follicle Cells

New Hair Shaft Growing

Source: internal Curis research

©2005 Curis Inc.

Small Molecule Hedgehog Agonist Promotes Hair Growth

Vehicle Treated Agonist Treated

One dose, topical application, day 13 after treatment

Source: internal Curis research

©2005 Curis Inc.

Presentation Outline

Business Model

Technology Overview

Collaborations and Product Candidates

Patents/Financials

©2005 Curis Inc.

Strong Intellectual Property Position

Approximately 200 US patents issued or allowed and over 100 pending in U.S. Approximately 300 foreign patents issued or allowed and 350 foreign patents pending Compositions of matter covering signaling proteins, receptors, antibodies, small molecule agonists and antagonists, and others Fields of medical use including renal disorders, metabolic bone diseases, neurology, oncology, cardiovascular disease, alopecia, and others Methods of screening for small molecules, manufacture, proliferation, purification, differentiation, and others

©2005 Curis Inc.

Financial Data

March 31, 2005

(amounts in 000’s

except per share data)

Cash, cash equivalents, investments $ 46,900

Accounts receivable $ 2,100

Convertible debt $ 2,500

Other debt $ 2,300

Shareholders’ equity $ 47,100

Basic shares outstanding 47,900

Fully diluted shares outstanding 59,000

YTD loss per share $ (0.11)

©2005 Curis Inc.

Financial Guidance

Cash life Mid-20071 BCC Co-development costs to Ph II completion (Mid 2007) $20 million

2005 Guidance:

Cash at December 31, 2005 $36 - $39 million Gross revenues $11 - $13 million BCC Co-development costs $8.5 - $9 million 2 Research and Development $13 - $15 million Administration $7.5 - $9 million

1 – Includes cash, marketable securities, investments and long-term investments. 2 – Amounts will be recorded as contra-revenue.

©2005 Curis Inc.

Curis, Inc. (NASDAQ: CRIS) Corporate Overview June 20, 2005

©2005 Curis Inc.